                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  MAY 14, 1998
                                                           ------------


                                MATRITECH, INC.
         ------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
                   -----------------------------------------
                (State or Other Jurisdiction of Incorporation)

               0-12128                                  04-2985132
               -------                                  ----------
       (Commission File Number)             (IRS Employer Identification No.)


        330 Nevada Street, Newton, Massachusetts       02416  USA
       ----------------------------------------------------------------
       (Address of Principal Executive Offices)        (Zip Code)


              Registrant's telephone number, including area code:


                                 (617) 928-0820
                                 --------------




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ITEM 5.  OTHER EVENTS.

     U.S. Food and Drug Administration Response to 510(k) Submission
     ---------------------------------------------------------------

     Matritech, Inc. (the "Company") received a determination from the U.S. Food and Drug Administration ("FDA") that its NuMA(TM) Test Kit for colon cancer did not meet the criteria for 510(k) marketing clearance. The Company is continuing its discussions with the FDA regarding clearance for this product and is also continuing with ongoing studies necessary for a premarket approval application ("PMA").

     RESIGNATION OF VICE PRESIDENT, FINANCE
     --------------------------------------

     The Company announced that Leslie R. Teso, Vice President, Finance, Secretary and Treasurer will be leaving the Company to pursue other career interests. Martin Zelbow has been appointed Acting Vice President, Finance while the Company conducts a search for a suitable replacement.


                               Page 2 of 3 Pages
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MATRITECH, INC.


May 20, 1998                            By:    /s/ Stephen D. Chubb
                                           ---------------------------------
                                           Name:   Stephen D. Chubb
                                           Title:  Chairman, Director and
                                                   Chief Executive Officer


                               Page 3 of 3 Pages